UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2017

COUNTERPATH CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-35592
(Commission File Number)

20-0004161
(IRS Employer Identification No.)

300-505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3
(Address of principal executive offices and Zip Code)

604.320.3344
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 12, 2017, we held our annual meeting of shareholders of our company. The final voting results for each of the proposals submitted to a vote of the shareholders are set forth below.

Election of Directors

At the meeting, the shareholders voted on the election of the directors with the following votes:

	For	Against	Withheld/Abstain	Non-Votes
Chris Cooper	3,538,015	2,001	603	636,111

Donovan Jones	3,532,209	5,705	2,705	636,111

Bruce Joyce	3,538,015	2,001	603	636,111

Owen Matthews	3,538,015	2,001	603	636,111

Terence Matthews	3,538,011	2,005	603	636,111

Larry Timlick	3,538,011	2,005	603	636,111

Steven Bruk	3,538,011	2,005	603	636,111

As a result, each of Chris Cooper, Donovan Jones, Bruce Joyce, Owen Matthews, Terence Matthews, Larry Timlick and Steven Bruk was elected as a director of our company until the next annual meeting of shareholders in 2018 and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal.

Appointment of BDO Canada LLP, Chartered Professional Accountants

At the meeting, the shareholders ratified the selection of BDO Canada LLP, Chartered Professional Accountants, as our company’s independent registered public accounting firm for the year ending April 30, 2018 and the authorization of our board of directors to fix their remuneration with the following votes:

For	Against	Withheld/Abstain	Non-Votes
4,174,960	1,190	580	0

Increase in the number of shares issuable under Deferred Share Unit Plan

At the meeting, the disinterested shareholders approved an increase in the number of shares issuable under our company’s Deferred Share Unit Plan by 200,000 shares with the following votes:

For	Against	Withheld/Abstain	Non-Votes
811,014*	25,421	431	636,111

*Excludes 2,703,753 shares owned and voted by insiders of our company who may benefit directly or indirectly from the amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH CORPORATION

By:	/s/ David Karp
David Karp
Chief Financial Officer

Dated:	September 14, 2017